                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29

        This Statement of Work ("SOW") # 2 adopts and incorporates by reference the terms and conditions of Goods Agreement # ROC-P-68 ("Agreement") between International Business Machines Corporation ("Buyer") and Brocade Communications Systems, Inc. ("Supplier"). Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW and the Agreement. The term of this SOW #2 shall be effective from March 24, 2000 to March 24, 2002. Unless otherwise provided, capitalized terms shall have the meaning as set forth in the Agreement.

1.0 PRODUCT DESCRIPTION AND REQUIREMENTS

1.0.1 GENERAL DESCRIPTION.

Managed Hub per Brocade 2010/2050 Entry Level Fibre Channel Switches Product Specification; Revision A; 01/06/00.

1.0.2 PRODUCT SPECIFICATIONS & CERTIFICATIONS:

--------------------------------------------------------------------------------------------------------------
BUYER SPECIFICATION      ENGINEERING
# (IF APPLICABLE)        CHANGE LEVEL #
                         (IF APPLICABLE)        DESCRIPTION
--------------------------------------------------------------------------------------------------------------
Not Applicable           Version 1.5            SilkWorm 2000 Entry Family Product Specification
                                                90-0000048-01 Revision A; 01/06/00
--------------------------------------------------------------------------------------------------------------
Not Applicable           Version 2.0            Brocade Fabric OS Reference Manual Publication 53-0001487-03
--------------------------------------------------------------------------------------------------------------
Not Applicable           Version 2.1            Brocade WebTools User's Reference Manual Publication
                                                53-0001375-01
--------------------------------------------------------------------------------------------------------------
Not Applicable           Version 2.0            Brocade Zoning Reference Manual Publication 53-0001488-02
--------------------------------------------------------------------------------------------------------------
Not Applicable           Version 2.0            Brocade QuickLoop Reference Manual Publication 53-0001491-02
--------------------------------------------------------------------------------------------------------------
GA21-9261-10             GA21-9261-10           Buyer's  "Supplier Packaging and Materials Handling
                                                Specification"
--------------------------------------------------------------------------------------------------------------
Not Applicable           Dated 06/10/99         IBM Quality Specification
--------------------------------------------------------------------------------------------------------------
M-H 6-4523-001           M-H 6-4523-001         IBM Materials Specification: Decorative Coatings, All
                                                Textures
--------------------------------------------------------------------------------------------------------------
M-B 6-6112-003           M-B 6-6112-003         IBM Materials Bulletin: Decorative Waterborne Coatings
--------------------------------------------------------------------------------------------------------------
M-H 6-4500-003           M-H 6-4500-003         IBM Materials Specification: Decorative and Non-decorative
                                                Finishes Acceptance Procedure
--------------------------------------------------------------------------------------------------------------
CORSAF-10-025440         12/22/98               Solectron Corporate Disaster Response and Recovery
--------------------------------------------------------------------------------------------------------------
Attachment A                                    CSP Requirements Document
--------------------------------------------------------------------------------------------------------------
Attachment B                                    2010 Managed Hub Quality Plan
--------------------------------------------------------------------------------------------------------------

1.0.1   COO PRODUCT CERTIFICATION.

        Supplier certifies that the Products have the following country(ies) of origin. If there are any changes to this information, Supplier will notify Buyer by providing a new country of origin certification signed by an authorized Supplier representative before shipping any Products other than those with the country of origin listed below for such Product. If any part number listed has more than one country of origin, Supplier certifies that each country of origin is listed below, and Supplier agrees to deliver to Buyer, as soon as possible, instructions regarding how Buyer can distinguish each country of origin for part numbers with more than one country of origin:

   ------------------------------------------------------------------------
   Buyer Assigned Part      Product                 Country of Origin and
   Number                   Description/Model Type  Complete Street Address
   ------------------------------------------------------------------------
   35L1649                  Managed Hub/3534        United States of
                                                    America
                                                    Brocade Communications
                                                    1901 Guadalupe Parkway
                                                    San Jose, CA  95131
   ------------------------------------------------------------------------

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29


1.4 FAA CERTIFICATION:

Supplier certifies that Products and their packages shipped as directed by Supplier do not contain explosives, hazardous materials, incendiaries and/or destructive devices as defined by the United States Federal Aviation Administration.

2.0 PART NUMBERS, PRICES AND OTHER TERMS

2.0.2 PRICING:

-----------------------------------------------------------------------------------------------------
 IBM Part #   Brocade Part #  IBM FRU     Brocad FRU
                              Part #      Part #           Description               Date: Unit Price
-----------------------------------------------------------------------------------------------------
    [*]            [*]          [*]      [*]         8 Port FC-AL Loop Switch With   [*]
                                                     7 Fixed Optical Ports and 1
                                                     GBIC Slot, Fixed Power Supply   [*]
                                                     (Includes Webtools 2.1,
                                                     Zoning 2.1, and QuickLoop 2.1   [*]
                                                     software).
-----------------------------------------------------------------------------------------------------

All prices are in U.S. Dollars

The parties agree to meet as required from time to time, but at least once each quarter, to discuss any changes in market conditions and if warranted, agree to negotiate in good faith any price adjustments necessary to have the Products remain competitive.

Any managed hub repaired through CSP that is in warrant is at [*].

1.0.2 TAXES AND DUTIES.

Product prices are exclusive of all taxes. Buyer shall be responsible for all taxes that may be levied as a result of the sale of any Product sold under this Agreement, unless Supplier receives a valid tax exemption certificate from Buyer. Supplier will be responsible for all legal, regulatory, and administrative requirements associated with importation of Products into the United States and the payment of all associated duties, taxes, and fees.

1.0.3 EPIDEMIC DEFECT RATE.

The Epidemic Defect Rate is defined as [*] the Normal Annualized Failure Rate for the same or similar defect.

Reference Attachment A, section 4.1.

2.4 PAYMENT TERMS: Terms for payment on all invoices will be net [*] from receipt of an acceptable invoice by Buyer.

2.5 LEAD TIME: With the exception of the initial volume order of products, for which lead time shall be [*], the product lead time is [*] prior to Delivery date.

2.6 WARRANTY PERIOD: The product warranty period is[*] from the date of shipment

2.7 ACCEPTANCE TERM: Buyer will inspect each delivery of Products and ensure that the Products conform to the applicable specifications. Acceptance period is [*] from the date of receipt by Buyer. Buyer shall be deemed to have accepted the Products only in the event that; (i) Buyer fails to accept or reject the Products on or before the expiration of the [*] expiration period, (ii) accepts the Products in writing, or (iii) delivers the Products to any customer of Buyer. Buyer's acceptance of any Product shall in no way negate any warranty provided under this SOW or the Agreement, and Buyer's remedy in the event of nonacceptance is a warranty return of such Product pursuant to Section 6.0 of the Goods Agreement. Verified line fallouts from Buyer that have been returned to Supplier for repair and test No Trouble Found (NTF) will not be returned to Buyer.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29

2.8 SUPPLY OF PRODUCTS: Supplier shall deliver Products as specified in WAs. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified in WAs, Supplier will give Buyer prompt written notice of such inability to deliver Products along with an estimate of the duration of such shortage. During such shortage period, the parties agree that Supplier will use an allocation method for fulfilling Buyer's WAs providing Buyer, at a minimum, an equivalent share of available capacity. If Supplier fails to correct such inability to supply Product or fails to develop a plan, acceptable to Buyer, to correct such inability to supply Product within [*], Buyer will have the right to cancel such WA(s) or portions thereof by written notice. If Buyer cancels WAs under this Subsection 2.8, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice. If Buyer elects not to cancel WAs or portions thereof under this Subsection 2.8 in the event Supplier notifies Buyer that the agreed to Delivery will not be met, Supplier agrees to discount the price of Products appearing on such WAs [*] if such Products are delivered more than [*] after the agreed to Delivery.

2.9 NOTICE OF PRODUCT WITHDRAW: Supplier will provide Buyer with [*] written notice of its intent to withdraw any Product ("End of Life" or "EOL") prior to the last date of manufacture of a Product, and Buyer may order such Products up to [*] prior to the last date of manufacture. Subject to Product availability, Supplier will accept orders for Products which have been notified for EOL for an additional [*] after the last date of manufacture.

2.10 DELIVERY: Delivery means delivery of Products to a carrier designated by Buyer, F.O.B. Supplier's contracted manufacturer's (Solectron) Milpitas, California facility.

2.11 FORECAST: Buyer will provide Supplier with a monthly, non-binding [*] rolling forecast. ANY PRODUCT QUANTITIES CITED IN OR PURSUANT TO THIS AGREEMENT, EXCEPT FOR QUANTITIES CITED IN A "WA" AS FIRM, ARE PRELIMINARY AND NON-BINDING ONLY. BUYER MAKES NO REPRESENTATION OR WARRANTY AS TO THE QUANTITY OF PRODUCTS THAT IT WILL PURCHASE, IF ANY.

1.0 3.0 RESCHEDULING/CANCELLATION

The ordering location may reschedule the Delivery Date of any undelivered Product multiple times without incurring a charge by giving notice to Supplier in accordance with the table below. Any such rescheduled date will not exceed the originally scheduled Delivery Date by more than 3 months or fall outside of Supplier's current fiscal Quarter, whichever is less. Supplier's fiscal year ends on October 31st. If Supplier changes current fiscal year, Supplier agrees to negotiate in good faith to establish new scheduling/cancellation terms within this subsection 3.0 with Buyer.

      MINIMUM NUMBER OF DAYS NOTICE PRIOR TO A SCHEDULED DELIVERY DATE TO:

-----------------------------------------------------------------------------------------------
NUMBER OF DAYS
PRIOR TO ORIGINALLY
SCHEDULED DELIVERY   RESCHEDULE         CANCEL WITHOUT     CHANGE DELIVERY
DATE                 WITHOUT CHARGE     CHARGE             POINT             DELIVER EARLY
-----------------------------------------------------------------------------------------------
0-15 Days            [*]                [*]                1.02 day notice   1.01 day
-----------------------------------------------------------------------------------------------
[*]                  [*]                [*]                2.02 day notice   1 day
-----------------------------------------------------------------------------------------------
[*]                  [*]                [*]                3.02 day notice   1 day
-----------------------------------------------------------------------------------------------
[*]                  [*]                [*]                2 day notice      1 day
-----------------------------------------------------------------------------------------------


4.0 REPLENISHMENT LOGISTICS ATTACHMENT

Supplier agrees to negotiate in good faith to establish the terms and conditions under which the parties would enter into a Replenishment Logistics Attachment for the Products, which will be incorporated into this Agreement when signed by both parties.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29



5.0 DOCUMENTATION

"Documentation" shall mean the OEM Manual and the Users Guide which Supplier generally makes available to its customers containing descriptive, operating, installation, engineering and maintenance information for Products, as such documents may be amended from time to time and any updates, modifications and enhancements made to them, during the term of this SOW.

Supplier shall provide Buyer with a master copy and one copy of all Documentation for each Product, in both hardcopy format and electronic format, suitable for dissemination by Buyer. Solely in conjunction with Buyer's sale, installation, service and support of Products purchased under this Agreement, Supplier grants Buyer a nonexclusive, royalty-free right and license to copy, use, modify, translate and otherwise prepare derivative works of the Documentation and distribute the Documentation and derivative works to its customers, provided that Buyer keep Supplier's copyright and other proprietary notices as may appear on such Documentation and refrain from doing anything that would jeopardize Supplier's proprietary and other rights in the Documentation. Should Buyer require Supplier to make modifications to said Documentation, the cost will be at Buyer's expense.

6.0 ENGINEERING CHANGES:

Engineering Changes shall not be applied to any Product under this Agreement unless implementation is conducted in accordance with the following engineering process:

Supplier Changes: Supplier will notify Buyer (through the Technical Coordinator) of any engineering change proposed to be made by Supplier to the Product and will supply Buyer with a written description of the anticipated effect the engineering change will have on the Product, including price (savings), performance, reliability, serviceability, manufacturability and any cost impact to Buyer as a result of the implementation of the engineering change. Buyer has the right to approve or disapprove of such engineering change, which approval shall not be unreasonably withheld. Buyer may elect to evaluate and test the prototype, parts and/or designs specified as part of the proposed change and Supplier shall provide such parts to Buyer at no charge for such evaluation and testing. Buyer (through the Technical Coordinator) shall approve or disapprove Supplier proposed changes within [*] of receipt of a written request, except for changes required to satisfy governmental standards or safety for which Buyer shall respond within [*], unless extended by mutual consent. Failure to respond shall be deemed to be Buyer's acceptance of such proposed change. If such change affects price, the Buyer Business Coordinator must also provide approval. If Buyer approves the engineering change, the Product Specification and unit pricing will be amended as required. Buyer will not unreasonably refuse to approve Supplier's engineering changes into the Product. If the Buyer requires more than [*] to approve a change that Supplier has proposed to guarantee the continuity of supply, the [*] provision in Section 2.8 shall be extended by the number of additional days that it takes Supplier to receive Buyer's approval for such change.

Buyer Changes: Buyer may request in writing (through the Technical Coordinator) that Supplier incorporate an engineering change into the Product. Such request will include a description of the proposed change sufficient to permit Supplier to evaluate its feasibility. Within 30 Days of such request (or extended by mutual consent), Supplier will advise Buyer of the conditions under which it would make the engineering change. Supplier's evaluation will be in writing and will state the increase or decrease price adjustment (if any) and the effect on the performance, reliability, safety, appearance, dimensions, tolerances, manufacturability and serviceability of the Product. Buyer's Technical Coordinator shall approve or disapprove the engineering change based on Supplier's written evaluation. If such change affects price, the Buyer's Business Coordinator must provide approval prior to implementation. If Buyer approves the engineering change, the Product Specification and unit pricing will be amended as required. Supplier will not unreasonably refuse to incorporate Buyer's engineering changes into the Product.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29


In the event a change/improvement initiated by either party shall result in a cost decrease, it is understood and agreed the parties shall mutually agree to a price decrease effective immediately upon complete implementation of such change/improvement.

7.0 DISASTER RECOVERY PLAN

Supplier shall maintain throughout the term of this SOW a formal disaster recovery plan which covers Supplier's ability to continue Product shipment and maintain contracted commitments in the event of a disaster.
(Reference Brocade Document #CORSAF-10-025440)

8.0 MANUFACTURING RIGHTS:

8.1 CESSATION OF PRODUCT BUSINESS: If, during the term of this Agreement:

[*]

[*]

[*]

[*]

[*]

[*] it

(each such event shall hereafter referred to as a "Trigger Event").

Buyer shall notify Supplier in writing if Buyer is aware or becomes aware of the occurrence of such a Trigger Event, or Supplier shall notify Buyer in writing if Supplier is aware or becomes aware of the occurrence of such a Trigger Event, and Supplier shall have [*] after the date of such written notification or from the date of the occurrence of such a Trigger Event in which to remedy such condition or conditions, or such longer period as is mutually agreed to by the parties in writing (hereafter referred to as the "Cure Period").

8.2 ELECTION OF REMEDIES BY BUYER:
If Supplier is unable to remedy the Trigger Event during the Cure Period, within [*] after the end of the Cure Period, Buyer shall select one of the following options to ensure an adequate supply of the model 3534 Managed Hub (i) exercise the right to manufacture (or have manufactured) Products pursuant to Sections
8.3 through 8.6 inclusive, or (ii) purchase the model 3534 Managed Hub from third parties. If Buyer fails to provide Supplier with written notice of such election within such thirty (30) day period, the parties agree that Buyer will be deemed to have selected option (ii) of this Section 8.2.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29


8.3 KNOW-HOW TRANSFER:

If Buyer selects the right to manufacture (or have manufactured) pursuant to option (i) in Section 8.2 above, Supplier will promptly deliver to Buyer the following "Manufacturing Assistance Items": [*] These Manufacturing Assistance Items are to be provided by Supplier in order to enable Buyer to make or have made Products and/or Spare Parts. In addition, Supplier shall, upon Buyer's request and payment by Buyer of Supplier's then-current standard rates therefor, provide such technical assistance as may be reasonably requested to enable Buyer to make or have a third party make Products and/or Spare Parts, subject to the reasonable availability of Supplier personnel. Nothing contained herein shall obligate Supplier to disclose to Buyer any confidential information of a third party, the disclosure of which requires permission of such third party, provided that Supplier agrees to use commercially reasonable efforts to obtain such permission if such confidential information is necessary for Buyer to make or have made Products and/or Spare Parts. All Manufacturing Assistance Items and non-public information of any kind that is required to produce the Products and Spare Parts, whether in written or oral form ("Supplier Confidential Information") shall be deemed to be confidential to Supplier and shall not be disclosed to any employee or agent without a need to know such information to manufacture the Products and Spare Parts as authorized in Section 8.4 below, both during the term of this SOW and thereafter. Buyer shall ensure that it has obtained or will obtain from its employees and agents, and the employees and agents of its Subsidiaries and authorized third parties, who will receive Supplier Confidential Information a written agreement to hold such Supplier Confidential Information in confidence and to use the same care and discretion to avoid disclosure of such information as Buyer uses with its own similar information which it does not wish to disclose, but in no event less than commercially reasonable measures to protect such information. All such Supplier Confidential Information shall be maintained in a locked facility accessible only by authorized personnel.

8.4 RIGHT TO MANUFACTURE:

If Buyer selects the right to manufacture (or have manufactured) pursuant to option (i) in Section 8.2 above, Supplier will grant to Buyer a non-exclusive, non-assignable, royalty-free, worldwide license under all Supplier's and Supplier's Subsidiaries' patents, copyrights, mask work rights, and trade secrets and all information, such license being sufficient to allow Buyer to use the Manufacturing Assistance Items and other information provided by Supplier pursuant to Subsection 8.3 above (the "Manufacturing Know-How") and to make, have made, use, lease and/or sell Products, successor Products and/or Spare Parts, together with the right of Buyer to sublicense to its Subsidiaries or a third party to make, have made, use, lease and/or sell Products, successor Products and/or Spare Parts, subject to the limitation set forth in Section 8.5 below ("Limited Manufacturing License"). Unless earlier terminated as set forth in Section 8.5 below, except with respect to existing Products or Spare Parts that are being manufactured on or after such time and except as specified in the next sentence, Supplier acknowledges and agrees that the Limited Manufacturing License granted under this Section 8.4 shall immediately terminate on March 24, 2002. Notwithstanding the foregoing, as to successor Products, Supplier agrees that provided Buyer has used commercially reasonable efforts to discontinue the use of Supplier's Confidential Information after the termination of the Limited Manufacturing License, Supplier hereby grants to Buyer an immunity from suit with respect to the usage of any Supplier Confidential Information that has been mentally retained in the unaided memory of the employees and agents of Buyer, its Subsidiaries and any third parties authorized by Buyer and its Subsidiaries.

8.5 TERMINATION OF MANUFACTURING RIGHTS:

If Buyer selects the right to manufacture (or have manufactured) pursuant to option (i) in Section 8.2 above, and, during the term of Limited Manufacturing License, begins to make substantial volume purchases of any model 3534 Managed Hub from any third party, the parties agree that the Limited Manufacturing License granted to Buyer under Section 8.4 shall terminate effective two (2) months after the commencement of any such substantial volume purchases. Upon any termination of the Limited Manufacturing License, Buyer shall use commercially reasonable efforts to return to Supplier or destroy all Supplier Confidential Information to Supplier, retaining no copies in any tangible form or medium, and provide to Supplier a certificate from a Buyer executive attesting to such fact.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29

8.6 CANCELLATION OF PURCHASE ORDER(s) (WAs):

Upon the date of the transfer of "Manufacturing Assistance Items" under Subsection 8.3 above, any WAs of Buyer for Products issued by Buyer on or after the date of any of the Trigger Events, may be canceled by Buyer, by a written notice to Supplier, and Buyer will have no further obligations thereunder except Buyer's obligations in connection with acceptable Products already delivered prior to such cancellation, including but not limited to, payment obligations for such delivered Products, unless otherwise agreed to by the parties.

9.0 SUPPLIER SERVICES

9.1 PRODUCT REPAIR - FIELD FAILURES: The Certified Service Part (CSP) document (attached) outlines the Buyer requirements of Supplier to bring a field returned, used Product to a level that qualifies the Product as a CSP. Supplier agrees to repair and/or upgrade field returned, used Products in accordance with this CSP document.

9.2 NO TROUBLE FOUND (NTF) CHARGES: Buyer agrees to test and verify suspected faults in failed Products before returning such parts to Supplier. Supplier agrees to reasonably assist Buyer in the development and documentation of testing and verification methods that will be used by Buyer for this purpose. Supplier may request charges for verified NTF Products that exceed the mutually agreed to percentage of the total quantity of Product returned to Supplier over the previous ninety (90) days. In the event Buyer is charged for a NTF Product that is returned to Buyer and such Product continues to fail, Supplier agrees to reverify the failure in a similar configuration and to refund any NTF amounts paid by Buyer with respect thereto.

9.3 POST WARRANTY SERVICES

Definitions:

"Post Warranty Products" means Products for which the original warranty period has expired. "Turn Around Time" or "TAT" means the elapsed time from Products arriving at Supplier to shipment date back to Buyer.

Availability: Supplier will maintain the capability to supply spare parts of Products ("Spare Parts") for a period of five (5) years after withdrawal of such Products as specified herein. Supplier may assign its rights to warranty replacement Spare Parts or EOL Spare Parts to an Buyer approved third party. Buyer will have no obligation to have any Products repaired by Supplier.

Pricing: Post Warranty repair pricing for any units returned to the Supplier from the Buyer shall not exceed [*] of the then-current model 3534 Managed Hub unit price.

Planning: Buyer may periodically issue not binding forecasts for post warranty repair service. The Supplier will implement an auditable process for Products sent to the Supplier for repair and Supplier will inform Buyer of receipt of Products from Buyer. Supplier will use commercially reasonable efforts to achieve a maximum Repair Yield and will inform Buyer if it is unable to achieve the Yield.

Packaging and Delivery: The Products will be individually packaged and labeled according to Buyer specification GA-21-9261-10, unless specified otherwise agreed to. Packaging may be reused only with Buyer's written authorization. The terms of delivery for Products will be as stated under Section 2.10 (Delivery) and Supplier will notify Buyer of discrepancies between the shipping documents and received Products. The TAT for Serviced Products will be 30 Days after receipt of said Products, unless specified otherwise.

Materials: All Products and associated spares, including scrap materials, will be returned to the owning affiliate as specified in the relevant WA. Buyer may request a quarterly inventory report of AFR Products and associated spares or may designate a third party to conduct such activity. All consigned materials supplied on a consigned basis will remain property of Buyer and Supplier will provide a quarterly inventory report of such materials. Supplier will use all parts supplied by Buyer solely for the performance of this Agreement unless otherwise agreed.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29

Repair Warranty: For a period of 90 days or the remainder of the original warranty period for the Product, whichever is longer, from the date of repaired Product is Delivered to Buyer, Supplier will repair or replace Products without charge if the Product fails to conform to the specifications specified in this SOW. The warranty period for repaired Post Warranty Products will be determined based on the out of warranty repair price listed under pricing in this Section.

9.4 TECHNICAL SUPPORT: Buyer will provide first and second level support for the Products to Buyer's end users. Supplier will provide third level support to Buyer (at no additional charge). Third level support includes (but is not limited to) emergency support (via pager) on [*] basis for priority 1 issues. Supplier agrees to use commercially reasonable efforts to assist Buyer in solving problems within the following timeframes, based on notification of problem from Buyer: Severity 1 problem within [*]; Severity 2 problem within [*]; Severity 3 and 4 problem within [*].

Routine support and problem logging, to be provided during normal business hours (Monday through Friday, 8:00 AM to 5:00 PM PST). Typical duties include, but are not limited to, providing reasonable levels of technical assistance to Buyer's support organization and timely delivery of determination and correction of a defect, error or other problem (including failure analysis) and associated documentation.

In order to minimize Buyer's cost of maintenance services and technical support for Products, Supplier agrees to promptly provide and share with Buyer relevant failure and other technical information.

Supplier will provide on-site technical support as mutually agreed at Buyer's designated facility to supplement and facilitate the qualification.

9.5 TRAINING: Supplier agrees to provide Buyer all current marketing and sales training materials. Supplier agrees to actively assist in the marketing and sales training of a reasonable number of Buyer personnel, such quantity to be mutually agreed to.

Technical training requested by Buyer will be made available by Supplier at its San Jose facility at Supplier's standard rates, as accepted and agreed to by Buyer. Buyer acknowledges that the materials distributed by the Supplier during the technical training are protected by copyright, and that the Buyer shall have no rights to reproduce such materials without the prior written consent of Supplier.

9.6 CESSATION OF POST-WARRANTY SERVICE:

Should Supplier fail to provide post-warranty services as specified in the second paragraph of Section 9.3 ("Availability") or, during the term of this SOW, technical support as specified in Section 9.4 with respect to a Product that has been withdrawn as specified in this SOW, then Buyer shall notify Supplier if Buyer becomes aware of such occurrence and Supplier shall have [*] after the date of Buyer's notification in which to remedy such condition or conditions, or such longer period mutually agreed by the parties in writing. If an applicable failure by Supplier to provide services to Buyer is not remedied as specified in the preceding sentence, then Buyer may, upon written notice to Supplier, obtain from Supplier Manufacturing Assistance Items required to make or have made Spare Parts and to provide warranty and technical support services solely: (i) for the affected Product, (ii) under the terms of the Limited Manufacturing License set forth above in Section 8.4, and (iii) for the remainder of the [*] specified in the second paragraph of Section 9.3 ("Availability"). Notwithstanding the foregoing, the parties agree that Supplier shall only be required to deliver to Buyer Supplier Confidential Information and Manufacturing Assistance Items which are strictly required for the manufacture of the Spare Parts and for Buyer's provision of warranty and technical support services for the affected Product, and that upon the termination of the Limited Manufacturing License with respect to such items, Buyer shall use commercially reasonable efforts to return to Supplier or destroy all Supplier Confidential Information, retaining no copies in any tangible form or medium, and provide to Supplier a certificate from a Buyer executive attesting to such fact

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29


1.0 10.0 COMMUNICATIONS

All communications between the parties will be carried out through the designated coordinators:

All procurement, business and administrative communications between the parties will be conducted through the following "Business Coordinators":

--------------------------------------------------------------------------------
 Buyer                                        Supplier
--------------------------------------------------------------------------------
 Attention: Nathan Dickerman                  Attention: Patrick Johnston
 IBM Corporation                              Brocade Communications, Inc.
 5600 Cottle Road                             1901 Guadalupe Parkway
 San Jose, CA  95193                          San Jose, CA  95131
 Phone: (408) 256-5287                        Phone: (408) 487-8193
 Fax:     (408) 256-9729                      Fax:     (408) 487-8091
 E-Mail:  njd1@us.ibm.com                     E-Mail:  pjohnsto@brocade.com
--------------------------------------------------------------------------------


Technical communications between the parties will be conducted through the following "Technical Coordinators":

--------------------------------------------------------------------------------
Buyer                                         Supplier
--------------------------------------------------------------------------------
Attention: Dennis Fazzio                      Attention: Scott Jensen
IBM Corporation                               Brocade Communications
5600 Cottle Road                              1901 Guadalupe Parkway
San Jose, CA  95193                           San Jose, CA  95131
Phone: (408) 256-0538                         Phone: (408) 487-8145
Fax:     (408) 256-6843                       Fax:     (408) 487-8091
E-Mail:  fazzio@us.ibm.com                    E-Mail:  TBD
--------------------------------------------------------------------------------

All legal notices will be sent to the following addresses and will be deemed received (a) 2 days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

--------------------------------------------------------------------------------
Buyer                                         Supplier
--------------------------------------------------------------------------------
Attention:  Nathan Dickerman                  Attention:  Michael Byrd
IBM Corporation                               Brocade Communications
5600 Cottle Road                              1901 Guadalupe Parkway
San Jose, CA  95193                           San Jose, CA  95131
Phone: (408) 256-5287                         Phone: (408) 487-8184
Fax:  (408) 256-9729                          Fax:     (408) 487-8091
E-Mail:  njd1@us.ibm.com                      E-Mail: mbyrd@brocade.com
--------------------------------------------------------------------------------

Each party may change its designated coordinators and/or addresses any time by a written notification to the relevant Coordinator.

1.0 11.0 SURVIVAL

Any provisions of this SOW which by their nature extend beyond its termination or expiration will remain in effect until fulfilled, and apply to respective successors and assignees.

1.0

ACCEPTED AND AGREED TO:                       ACCEPTED AND AGREED TO:
IBM Corporation                               Brocade Communications
By:                                           By:
--------------------------------------        ----------------------------------
Buyer                                         Supplier
Signature                         Date        Signature                     Date
Steve Jennings                                Charles Smith
--------------------------------------        ----------------------------------
Printed Name                                  Printed Name
Director, America's Procurement               V.P. Worldwide Sales

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #2

                                                                   EXHIBIT 10.29


--------------------------------------        ----------------------------------
Title & Organization                          Title & Organization

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